At the Company
Katrina Becker	Tim Nowell
Director, Communications & Public Affairs	Director, Investor Relations
(402) 597-8485	(402) 597-8440
katrina.becker@tdameritrade.com	timothy.nowell@tdameritrade.com
TD AMERITRADE DELIVERS BEST QUARTER IN HISTORY
Pre-Tax Margin of 45% Amidst Integration
OMAHA, Neb., Jan. 16, 2007 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) today announced that record net income increased 14% from the prior quarter to $146 million for the Company’s first fiscal quarter ended December 31, 2006.
December Quarter Highlights(1)

•	Record net income of $146 million, or $0.24 per diluted share

•	Record non-GAAP net income of $173 million, or $0.28 per diluted share

•	Record pre-tax income of $239 million, or 45 percent of net revenues

•	Operating margin of $278 million, or 52 percent

•	Record EBITDA of $291 million, or 54 percent

•	Net revenues of $535 million

•	Average client trades per day of approximately 238,000

•	Annualized return on equity of 34 percent for the quarter

•	Client assets of approximately $278.2 billion, including $39.8 billion of client cash and money market funds

•	Liquid assets of $499 million; cash and cash equivalents of $441 million

•	109,000 new accounts at an average cost per account of $360; 40,000 closed accounts; 6,260,000 Total Accounts; 3,255,000 Qualified Accounts(2)

•	Average client margin balances of approximately $7.3 billion. On Dec. 31, 2006, client margin balances were approximately $7.6 billion.
“After 4 record years, we’ve begun the new year with our best quarter ever. Pre-tax margin of 45 percent and ROE of 34 percent puts us in the top 90th percentile of the S&P 500,” said Joe Moglia, chief executive officer. “We’ve delivered all of this while executing on the integration of TD Waterhouse and our client segmentation strategy.”

Expanded Stock Repurchase Program
As part of its active management of equity capital, the Company utilized $130 million to repurchase 7.7 million shares of its common stock during the quarter. As of Dec. 31, 2006, TD AMERITRADE had repurchased approximately 11.5 million shares under the expanded 32 million share repurchase program.
Reconfirming Guidance
The Company also reaffirmed the midpoint of $1.10 earnings per share for fiscal 2007 in the “Outlook Statement” section of its corporate Web site located at www.amtd.com.
Company Hosts Conference Call
TD AMERITRADE will host its December Quarter conference call this morning, Jan. 16, 2007, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-819-9193. The Company will Webcast the call at www.amtd.com.
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(3) provides a dynamic balance of investment products and services that furthers the Independent Spirit of individual investors. The Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors. The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any statements regarding financial guidance and future operations are forward-looking statements. These statements reflect only our current expectations or plans and are not guarantees of future performance, results or operations. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K . These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1) See attached reconciliation of non-GAAP financial measures. All records referenced exclude a one-time gain realized on the sale of the Company’s investment in Knight Capital Group, Inc. when comparing to the second fiscal quarter of 2006.
(2) Total Accounts include all open client accounts (funded and unfunded), except clearing accounts. Qualified Accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.
(3) TD AMERITRADE, Inc., member NASD/SIPC, receives clearing and custodial services from Ameritrade, Inc., member NASD/SIPC, and National Investor Services Corporation (NISC), member NASD/SIPC. TD AMERITRADE, Ameritrade and NISC are subsidiaries of TD AMERITRADE Holding Corporation.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended
	Dec. 31, 2006	Sept. 29, 2006	Dec. 31, 2005
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$191,861	$163,041	$129,799

Asset-based revenues:
Interest revenue	242,849	302,620	177,354
Brokerage interest expense	(104,286)	(106,838)	(49,754)

Net interest revenue	138,563	195,782	127,600

Money market deposit account fees	135,281	70,664	—
Money market and other mutual fund fees	52,475	49,930	7,661

Total asset-based revenues	326,319	316,376	135,261

Other revenues	16,996	9,284	12,201

Net revenues	535,176	488,701	277,261

Expenses:
Employee compensation and benefits	98,130	103,050	44,892
Fair value adjustments of compensation-related derivative instruments	(614)	(2,963)	—
Clearing and execution costs	20,836	22,290	5,966
Communications	22,068	18,923	8,754
Occupancy and equipment costs	24,851	20,181	15,047
Depreciation and amortization	7,031	6,364	3,483
Amortization of acquired intangible assets	13,824	13,823	3,509
Professional services	25,092	22,079	9,593
Interest on borrowings	31,117	33,630	648
Other	14,808	17,502	6,803
Advertising	39,276	34,688	26,563
Fair value adjustments of investment-related derivative instruments	—	—	11,703

Total expenses	296,419	289,567	136,961

Income before other income and income taxes	238,757	199,134	140,300

Other income:
Gain on sale of investments	614	2,582	—

Pre-tax income	239,371	201,716	140,300
Provision for income taxes	93,738	73,606	54,303

Net income	$145,633	$128,110	$85,997

Basic earnings per share	$0.24	$0.21	$0.21
Diluted earnings per share	$0.24	$0.21	$0.21

Weighted average shares outstanding — basic	603,028	609,995	406,560
Weighted average shares outstanding — diluted	612,833	619,757	417,063

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Dec. 31, 2006	Sept. 29, 2006
Assets:
Cash and cash equivalents	$440,585	$363,650
Short-term investments	38,725	65,275
Segregated cash and investments	319,896	1,561,910
Broker/dealer receivables	5,731,637	4,566,525
Client receivables	7,633,408	6,970,834
Goodwill and intangible assets	2,789,929	2,788,617
Other	326,376	241,658

Total assets	$17,280,556	$16,558,469

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$8,024,607	$7,022,601
Client payables	5,043,267	5,412,981
Long-term debt	1,697,125	1,703,375
Other	763,117	689,278

Total liabilities	15,528,116	14,828,235

Stockholders’ equity	1,752,440	1,730,234

Total liabilities and stockholders’ equity	$17,280,556	$16,558,469

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended
	Dec. 31, 2006	Sept. 29, 2006	Dec. 31, 2005
Trading Activity Metrics:
Total trades (in millions)	14.8	12.8	9.8
Average commissions and transaction fees per trade	$12.92	$12.76	$13.29
Average client trades per day	237,528	204,480	156,245
Average client trades per account (annualized)	9.5	8.3	10.5
Activity rate	3.8%	3.3%	4.2%
Trading days	62.5	62.5	62.5

Net Interest Margin:
Average interest-earning assets (in billions)	$13.6	$18.6	$14.6
Average money market deposit account balances (in billions)	14.4	8.1	N/A

Average investable assets (in billions)	$28.0	$26.7	$14.6

Net interest revenue (in millions)	$138.6	$195.8	$127.6
Money market deposit account fee revenue (in millions)	135.3	70.7	N/A

Net revenue earned on investable assets (in millions)	$273.9	$266.5	$127.6

Net interest margin (NIM)	3.78%	3.95%	3.43%

Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$0.9	$6.8	$7.3
Average annualized yield	5.17%	5.16%	3.78%

Interest revenue (in millions)	$12.4	$88.6	$70.7

Client margin balances:
Average balance (in billions)	$7.3	$7.2	$3.7
Average annualized yield	8.06%	8.14%	7.36%

Interest revenue (in millions)	$151.0	$148.8	$70.1

Securities borrowing:
Average balance (in billions)	$5.1	$3.9	$3.1
Average annualized yield	5.62%	5.67%	4.13%

Interest revenue (in millions)	$73.8	$55.8	$32.6

Other free cash and short-term investments
Average balance (in billions)	$0.3	$0.7	$0.4
Average annualized yield	5.49%	5.46%	3.50%

Interest revenue — net (in millions)	$5.3	$8.9	$3.7

Client credit balances:
Average balance (in billions)	$3.4	$9.6	$9.1
Average annualized cost	1.57%	1.12%	0.80%

Interest expense (in millions)	($13.9)	($27.0)	($18.7)

Securities lending:
Average balance (in billions)	$7.4	$6.6	$3.9
Average annualized cost	4.73%	4.74%	3.09%

Interest expense (in millions)	($90.0)	($79.3)	($30.8)

Net interest revenue — total (in millions)	$138.6	$195.8	$127.6

Other Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$14.4	$8.1	N/A
Average annualized yield	3.64%	3.45%	N/A
Fee revenue (in millions)	$135.3	$70.7	N/A

Money market mutual fund fees:
Average balance (in billions)	$18.8	$18.2	$3.4
Average annualized yield	0.77%	0.76%	0.72%
Fee revenue (in millions)	$37.3	$34.7	$6.5

Other mutual fund fees:
Average balance (in billions)	$37.7	$34.9	$3.8
Average annualized yield	0.16%	0.17%	0.12%
Fee revenue (in millions)	$15.2	$15.2	$1.2

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,242,000	3,260,000	1,735,000
Qualified accounts (end of period)	3,255,000	3,242,000	1,722,000
Percentage increase (decrease) during period	0%	(1%)	(1%)

Total accounts (beginning of period)	6,191,000	6,139,000	3,717,000
Total accounts (end of period)	6,260,000	6,191,000	3,739,000
Percentage increase (decrease) during period	1%	1%	1%

Client assets (beginning of period, in billions)	$261.7	$255.3	$83.3
Client assets (end of period, in billions)	$278.2	$261.7	$85.5
Percentage increase (decrease) during period	6%	3%	3%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages and per share amounts
(Unaudited)

	Quarter Ended
	Dec. 31, 2006	Sept. 29, 2006	Dec. 31, 2005
Pre-tax Income Excluding Investment Gains/Losses (1)
Pre-tax income, as reported	$239,371	$201,716	$140,300
Adjustments:
Gain on sale of investments	(614)	(2,582)	—
Fair value adjustments of investment-related derivative instruments	—	—	11,703

Pre-tax income excluding investment gains/losses	$238,757	$199,134	$152,003

Net Income Excluding Investment Gains/Losses (1)
Net income, as reported	$145,633	$128,110	$85,997
Adjustments:
Gain on sale of investments	(614)	(2,582)	—
Fair value adjustments of investment-related derivative instruments	—	—	11,703
Income tax effect of above adjustments	230	968	(4,506)

Net income excluding investment gains/losses	$145,249	$126,496	$93,194

EPS Excluding Investment Gains/Losses (1)
Diluted earnings per share, as reported	$0.24	$0.21	$0.21
Adjustments on a per share basis, net of income tax effect:
Gain on sale of investments	—	(0.01)	—
Fair value adjustments of investment-related derivative instruments	—	—	0.01

EPS excluding investment gains/losses	$0.24	$0.20	$0.22

Non-GAAP Net Income (2)
Net income, as reported	$145,633	$128,110	$85,997
Adjustments:
Amortization of acquired intangible assets	13,824	13,823	3,509
Interest on borrowings	31,117	33,630	648
Gain on sale of investments	(614)	(2,582)	—
Fair value adjustments of investment-related derivative instruments	—	—	11,703
Income tax effect of above adjustments	(16,968)	(17,172)	(6,106)

Non-GAAP net income	$172,992	$155,809	$95,751

Non-GAAP EPS (2)
Diluted earnings per share, as reported	$0.24	$0.21	$0.21
Adjustments on a per share basis, net of income tax effect:
Amortization of acquired intangible assets	0.01	0.01	0.01
Interest on borrowings	0.03	0.04	—
Gain on sale of investments	—	(0.01)	—
Fair value adjustments of investment-related derivative instruments	—	—	0.01

Non-GAAP earnings per share	$0.28	$0.25	$0.23

	Quarter Ended
	Dec. 31, 2006		Sept. 29, 2006		Dec. 31, 2005
	$	% of Rev.	$	% of Rev.	$	% of Rev.
Operating Margin (3)
Operating margin	$278,033	52.0%	$233,822	47.8%	$178,566	64.4%
Less:
Advertising	(39,276)	(7.3%)	(34,688)	(7.1%)	(26,563)	(9.6%)
Fair value adjustments of investment-related derivative instruments	—	0.0%	—	0.0%	(11,703)	(4.2%)

Income before other income and income taxes	238,757	44.6%	199,134	40.7%	140,300	50.6%
Gain on sale of investments	614	0.1%	2,582	0.5%	—	0.0%

Pre-tax income	$239,371	44.7%	$201,716	41.3%	$140,300	50.6%

EBITDA and EBITDA Excluding Investment Gains (4)
EBITDA excluding investment gains	$290,729	54.3%	$252,951	51.8%	$147,940	53.4%
Plus: Gain on sale of investments	614	0.1%	2,582	0.5%	—	0.0%

EBITDA	291,343	54.4%	255,533	52.3%	147,940	53.4%
Less:
Depreciation and amortization	(7,031)	(1.3%)	(6,364)	(1.3%)	(3,483)	(1.3%)
Amortization of acquired intangible assets	(13,824)	(2.6%)	(13,823)	(2.8%)	(3,509)	(1.3%)
Interest on borrowings	(31,117)	(5.8%)	(33,630)	(6.9%)	(648)	(0.2%)

Pre-tax income	$239,371	44.7%	$201,716	41.3%	$140,300	50.6%

	As of
	Dec. 31,	Sept. 29,	June 30,	Mar. 31,	Dec. 31,
	2006	2006	2006	2006	2005
Liquid Assets (5)
Liquid assets	$498,764	$499,385	$414,251	$374,423	$489,938
Plus: Broker-dealer cash and cash equivalents	350,070	263,054	322,960	411,208	122,444
Less:
Non broker-dealer short-term investments	(38,725)	(65,275)	(24,775)	(40,000)	(302,921)
Excess broker-dealer regulatory net capital	(369,524)	(333,514)	(317,130)	(262,221)	(121,342)

Cash and cash equivalents	$440,585	$363,650	$395,306	$483,410	$188,119

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

(1)	Pre-tax income, net income and earnings per share (EPS) excluding investment gains/losses are Non-GAAP financial measures as defined by SEC Regulation G. We define pre-tax income and net income excluding investment gains/losses as pre-tax income and net income, respectively, adjusted to remove the pre-tax and after-tax effect, respectively, of non-brokerage investment-related gains and losses. We consider pre-tax income, net income and EPS excluding investment gains/losses important measures of our financial performance. Gains/losses on investments and investment-related derivatives are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Pre-tax income, net income and EPS excluding investment gains/losses should be considered in addition to, rather than as a substitute for, GAAP pre-tax income, net income and EPS.

(2)	Non-GAAP net income and Non-GAAP earnings per share (EPS) are Non-GAAP financial measures as defined by SEC Regulation G. We define Non-GAAP net income as net income, adjusted to remove the after-tax effect of amortization of acquired intangible assets, interest on borrowings, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider Non-GAAP net income and Non-GAAP EPS important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. Amortization of acquired intangible assets and fair value adjustments of investment-related derivative instruments are excluded because they are non-cash expenses that do not require further cash investment. Interest on borrowings is excluded because we use these measures as an indicator of the earnings available to service debt. Unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Non-GAAP net income and EPS should be considered in addition to, rather than as a substitute for, GAAP net income and EPS.

(3)	Operating margin is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define operating margin as pre-tax income, adjusted to remove advertising expense, fair value adjustments of investment-related derivative instruments and any unusual gains or charges. We consider operating margin an important measure of the financial performance of our ongoing business. Advertising spending is excluded because it is largely at the discretion of the Company, varies significantly from period to period based on market conditions and generally relates to the acquisition of future revenues through new accounts rather than current revenues from existing accounts. Fair value adjustments of investment-related derivative instruments and unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Operating margin should be considered in addition to, rather than as a substitute for, pre-tax income, net income and earnings per share.

(4)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of unusual gains that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(5)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of (i) our clearing broker-dealer subsidiaries in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiary in excess of 8 1/3% of aggregate indebtedness. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.